Exhibit 99.2

AVELEAD CONSULTING, LLC

UNAUDITED CONDENSED FINANCIAL STATEMENTS

As of June 30, 2021 and for the Six Months Ended June 30, 2021 and 2020

AVELEAD CONSULTING, LLC

AVELEAD CONSULTING, LLC

UNAUDITED CONDENSED BALANCE SHEETS

	June 30, 2021	December 31, 2020
ASSETS
Current Assets:
Cash and cash equivalents	$2,376,177	$1,137,036
Accounts receivable, net	795,435	1,388,316
Contract assets	14,018	-
Prepaid expenses	111,393	46,885
Total Current Assets	3,297,023	2,572,237

Capitalized software development costs, net	974,990	823,055
Property and equipment, net	42,806	24,065
Other assets	56,575	53,558
Total Assets	$4,371,394	$3,472,915

LIABILITIES AND MEMBERS’ EQUITY Current Liabilities:
Accounts payable	$184,136	$257,003
Accrued expenses and other current liabilities	598,997	283,044
Deferred revenue	881,504	806,004
Note payable	728,360	-
Total Current Liabilities	2,392,997	1,346,051
Total Liabilities	2,392,997	1,346,051
Members’ Equity	1,978,397	2,126,864
Total Liabilities and Members’ Equity	$4,371,394	$3,472,915

The accompanying notes to the financial statements are an integral part of these statements.

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AVELEAD CONSULTING, LLC

UNAUDITED CONDENSED STATEMENTS OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2021 AND 2020

	2021	2020
Revenues:
Software subscriptions	$2,978,643	$473,574
Software implementation	825,188	517,799
Consulting services	1,180,300	1,547,118
Re-billed expenses	44,581	131,608
Total Revenues	5,028,712	2,670,099
Cost of revenue:
Software subscriptions	744,217	256,930
Software implementation	546,996	322,103
Consulting services	773,744	596,537
Re-billed expenses	40,511	152,557
Total Cost of revenue	2,105,468	1,328,127
Gross Profit	2,923,244	1,341,972
Operating Expenses:
General and administrative	862,594	410,033
Selling and marketing	569,622	286,179
Research and development	496,789	161,638
Non-routine cost	139,706	-
Total Operating Expenses	2,068,711	857,850
Income from Operations	854,533	484,122
Other Income (Expense):
Interest expense	(3,000)	(1,500)
Net Income	$851,533	$482,622

The accompanying notes to the financial statements are an integral part of these statements.

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AVELEAD CONSULTING, LLC

UNAUDITED CONDENSED STATEMENTS OF MEMBERS’ EQUITY

SIX MONTHS ENDED JUNE 30, 2021 AND 2020

Balance, January 1, 2020	$1,170,514
Net income	482,622
Member distributions	(255,000)
Balance, June 30, 2020	$1,398,136

Balance, January 1, 2021	$2,126,864
Net income	851,533
Member distributions	(1,000,000)
Balance, June 30, 2021	$1,978,397

The accompanying notes to the financial statements are an integral part of these statements.

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AVELEAD CONSULTING, LLC

UNAUDITED CONDENSED STATEMENTS OF CASH FLOWS

SIX MONTHS ENDED JUNE 30, 2021 AND 2020
	2021	2020
Cash flows from operating activities:
Net income	$851,533	$482,622
Adjustments to reconcile net income to net cash flows from operating activities:
Depreciation and amortization	6,729	1,251
Amortization of capitalized software development costs	149,788	95,093
Bad debt expense	23,737	2,500
Changes in operating assets and operating liabilities:
Accounts receivable	569,144	(199,126)
Contract assets	(14,018)	-
Prepaid expenses	(64,508)	(14,188)
Accounts payable	(72,867)	(30,060)
Accrued expenses and other current liabilities	315,952	(93,922)
Deferred revenue	75,500	154,902
Other	(3,016)	-
Net cash provided by operating activities	1,837,974	399,072
Cash flows from investing activities:
Property and equipment purchases	(25,470)	(2,701)
Capitalized software development costs	(301,723)	(225,692)
Net cash used in investing activities	(327,193)	(228,393)

Cash flows from financing activities:
Proceeds from PPP loan	728,360	712,100
Payment of related party note payable	-	(5,001)
Distributions to members	(1,000,000)	(255,000)
Net cash (used in) provided by financing activities	(271,640)	452,099

Net change in cash and cash equivalents	1,239,141	622,778
Cash and cash equivalents, beginning of year	1,137,036	284,826
Cash and cash equivalents, end of year	$2,376,177	$907,604

The accompanying notes to the financial statements are an integral part of this statement.

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AVELEAD CONSULTING, LLC

NOTES TO THE UNAUDITED CONDENSED FINANCIAL STATEMENTS

JUNE 30, 2021 AND 2020

Note 1—Basis of presentation and new accounting pronouncements

The accompanying unaudited condensed financial statements of Avelead Consulting, LLC (the “Company” or “Avelead”) have been prepared in accordance with accounting principles generally accepted in the United States (GAAP) for interim financial information. Accordingly, they do not include all of the information and footnotes required for complete financial statements. In the opinion of management, these condensed financial statements contain all normal recurring adjustments considered necessary for a fair presentation of the Company’s financial position at June 30, 2021, and the results of operations, changes in equity, and cash flows for the six months ended June 30, 2021 and 2020. The results for the six months ended June 30, 2021 are not necessarily indicative of the results to be expected for the full year or any other interim period. These statements should be read in conjunction with the Company’s audited financial statements as of and for the year ended December 31, 2020.

In February 2016, FASB issued ASU 2016-02, Leases. The standard requires all leases with lease terms over 12 months to be capitalized as a right-of-use asset and lease liability on the balance sheet at the date of lease commencement. Leases will be classified as either finance or operating. This distinction will be relevant for the pattern of expense recognition in the income statement. This standard will be effective for the calendar year ending December 31, 2022. The Company is currently evaluating the impact this new guidance will have on the financial statements.

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AVELEAD CONSULTING, LLC

NOTES TO THE FINANCIAL STATEMENTS

JUNE 30, 2021 AND 2020

Note 2—Revenue recognition

The Company derives its revenue from various sources: software revenue and consulting revenue. Software revenue consists of subscription fees from customers accessing the Company’s software and the related implementation services such as installation, configuration, training, project management, and data migration. Upon integration and onboarding, customers go live and usage/consumption of services and packages is measured (counted) in real time. Consulting services revenue consists of technology and revenue cycle management consulting services. All significant sources of revenue are the result of a contract with a customer, and as such meet all of the requirements of recognizing revenue in accordance with FASB’s ASC Topic 606, Revenue from Contracts with Customers. The Company analyzed the provisions of ASC 606, Revenue from Contracts with Customers and has concluded that each service provided is considered an independent performance obligation under each customer contract.

Effective January 1, 2020, ASC 606 supersedes the revenue recognition requirements in ASC Topic 605, Revenue Recognition. The Company recognizes revenue when it transfers promised goods or services to customers in an amount that reflects the consideration to which it expects to be entitled in exchange for those goods and services. To determine revenue recognition for contracts with customers, the Company performs the following steps: (i) identify the contract(s) with a customer; (ii) identify the performance obligations in the contract; (iii) determine the transaction price; (iv) allocate the transaction price to the performance obligations in the contract; and (v) recognize revenue when (or as) the Company satisfies its performance obligations. At contract inception, the Company will assess the goods or services agreed upon within each contract and assess whether each good or service is distinct and determine those that are performance obligations. The Company then recognizes as revenue the amount of the transaction price that is allocated to the respective performance obligation when (or as) the performance obligation is satisfied. The Company determined that there were no transition adjustments required in order for revenue recognition to be in accordance with the standard.

The Company’s subscription service arrangements are typically noncancelable for a pre-specified subscription term and do not contain refund-type provisions. The Company deems the transaction price to be the amount listed on the customer agreement for both subscription fees and implementation fees. Performance obligations related to subscription fees are recognized ratably over the contract term beginning on the commencement date of each contract, which is the date the Company’s software is made available to customers. The Company typically invoices for subscriptions annually in advance of services being performed, or on a monthly basis at the beginning of the month per the terms of each contract. Performance obligations for implementation fees related to subscription services are invoiced and recognized over time based on the completion of various milestones in the implementation process and are generally completed 60-90 days after the implementation start date.

The Company invoices for consulting services revenue on a time-and-materials basis per the terms of each contract. The Company recognizes the related revenue over time as services are performed.

The Company considers the following factors for each agreement that includes implementation services: availability of the services from other vendors, the nature of the implementation services, the timing of when the implementation services contract was signed in comparison to the date the software is made available, and the contractual dependence of the software on the customer’s satisfaction with the implementation work. To date, the Company has concluded that all implementation services in contracts with multiple performance obligations are distinct.

The Company enters into contracts with its customers that often include software subscriptions and implementation services performance obligations. A performance obligation is a commitment in a contract with a customer to transfer products or services that are distinct. Determining whether products and services are distinct performance obligations that should be accounted for separately or combined as one unit of accounting may require judgment.

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AVELEAD CONSULTING, LLC

NOTES TO THE FINANCIAL STATEMENTS

JUNE 30, 2021 AND 2020

Note 2—Revenue recognition (continued)

The Company allocates the transaction price to each performance obligation on a relative stand-alone selling price (“SSP”) basis. The SSP is the estimated price at which the Company would sell a promised product or service separately to a customer. Judgement is required to determine the SSP for each distinct performance obligation. The Company establishes SSP for subscription, implementation, and consulting revenue elements primarily by considering the actual sales prices of the element when sold on a stand-alone basis or when sold together with other elements. If the Company is unable to rely on actual observable sales inputs, the Company would determine SSP based on inputs such as actual sales prices when sold together with other promised subscriptions or services and other factors such as the Company’s overarching pricing objectives and strategies.

Amounts that have been invoiced are recorded in accounts receivable and in deferred revenue or revenue, depending on whether the revenue recognition criteria have been met. Fees received in advance for subscription periods that have yet to elapse are deferred, in accordance with the Company’s overall policy for revenue recognition. Generally, the Company’s invoice payment terms for software subscriptions are either monthly or annual upfront with net 30 payment terms. There are no significant payment terms such as variable consideration and significant financing components associated with customer contracts. The Company does not provide warranties of any kind.

Deferred Revenue – Deferred revenue consists of billings or payments received in advance of revenue recognition. The deferred revenue balance is influenced by several factors, including invoice duration, invoice timing, and size. The Company generally invoices annual subscription installments in advance. Accordingly, deferred revenue is normally recognized during the succeeding 12-month period and is recorded as a current liability. The Company had $149,990 and $335,685 of unpaid deferred revenue as of June 30, 2021 and December 31, 2020, respectively, which is included in accounts receivable.

Contract assets – The Company enters into sales commission agreements with employees that are based on meeting certain thresholds related to the signing of new contracts. The commissions are considered incremental costs to obtain a contract and are, therefore, capitalized and amortized over the anticipated life of the customer, which was determined to be three years. The average life was determined after giving weight to certain judgement such as degree of difficulty in switching providers and the expected change of the product or service over the customer life.

The ending balance of deferred commissions was $50,076 and $45,558 as of June 30, 2021 and December 31, 2020, respectively, and is included in other assets on the accompanying balance sheets. The Company recognized $8,851 and $0 of selling expense related to amortization of capitalized commissions during the six months ended June 30, 2021 and 2020, respectively.

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AVELEAD CONSULTING, LLC

NOTES TO THE FINANCIAL STATEMENTS

JUNE 30, 2021 AND 2020

Note 3—Line of credit arrangements

On October 30, 2019, the Company entered into an unsecured line of credit of up to $150,000 for working capital purposes. The original maturity date of the line of credit was October 30, 2020 but was extended to March 5, 2021 during the year ended December 31, 2020, and extended to March 5, 2022 during the six months ended June 30, 2021. The principal amount outstanding under the revolving line accrues interest at a floating per annum rate equal to 0.50% above the prime rate, which interest is payable monthly. At June 30, 2021 and December 31, 2020, the prime rate was 3.25% and 3.25%, respectively. At June 30, 2021 and December 31, 2020, there were no amounts outstanding and during the six months ended June 30, 2021 and 2020 there were no borrowings under the line of credit. Consequently, no interest expense was recorded for either of the periods then ended.

As of June 30, 2021, the Company was not aware of any violations to financial covenants.

Subsequent to June 30, 2021, the Company terminated the line of credit agreement as described in Note 7.

Note 4—Members’ equity

The Company is owned by two members with equal ownership. Prior to May 28, 2021, the Company did not have a formal Operating Agreement. On May 28, 2021, the Company adopted an Operating Agreement. As of June 30, 2021, 1,000 Membership Units have been authorized and issued. All rights and obligations for each Unit are defined in the Operating Agreement as it pertains to allocations and taxes, voting rights, capital contributions, and other rights and distribution preferences. Net profits and losses and cash distributions are allocated to the members in accordance with their ownership percentage.

Note 5—Related party transactions

In March 2019, the Company entered into an operating lease agreement for its office facility that is owned by an affiliate of one of the Company’s members. The term of the lease began in March 2019 for an initial term of 36 months. The lease agreement includes escalating rental payments over the lease term. The Company expenses rent on a straight-line basis over the lease term. As of June 30, 2021 and December 31, 2020, the cumulative expense recognized on a straight-line basis in excess of the cumulative rental payments totaled $3,553 and $4,886, respectively.

The Company incurred approximately $242,000 and $34,000 in research and development services and software implementation services during the six months ended June 30, 2021 and 2020, respectively, that was paid to a consulting company that is also owned by one of the Company’s members.

Additionally, the Company was originally capitalized by notes from its members. No interest was charged on the notes and payments on the notes were made over time based on the Company’s cash flow position. During the year ended December 31, 2020, the Company paid the remaining balance and the notes were paid in full.

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AVELEAD CONSULTING, LLC

NOTES TO THE FINANCIAL STATEMENTS

JUNE 30, 2021 AND 2020

Note 6—Contingencies and uncertainties/COVID-19 pandemic

In March 2020, the World Health Organization declared the coronavirus (“COVID-19”) outbreak a global pandemic. Actions taken around the world to help mitigate the spread of COVID-19 included restrictions on travel, quarantine, or stay-at-home restrictions in certain areas and forced closures types of public places and businesses. COVID-19 and actions taken to mitigate it have had and are expected to continue to have an adverse impact on the economies and financial markets globally.

The industry in which the Company operates has been largely unaffected by the pandemic thus far. While it is unknown how long these conditions will last and what the complete financial impact will be, the Company continues to closely monitor the impact of the COVID-19 pandemic on all aspects of the business. At this time, the Company is unable to predict the continued impact, if any, that COVID-19 will have on the business, financial position, and operating results in future periods due to numerous uncertainties.

The Company received a loan under the Paycheck Protection Program (“PPP”) for an amount of $712,100, which was established under the Coronavirus Aid, Relief, and Economic Security Act and administered by the Small Business Administration (“SBA”). The application for the PPP loan requires the Company to, in good faith, certify that the current economic uncertainty made the loan request necessary to support the ongoing operation of the Company. This certification further requires the Company to take into account its current business activity and ability to access other sources of liquidity sufficient to support the ongoing operations in a manner that is not significantly detrimental to the business. The receipt of the funds from the PPP and the forgiveness of the PPP loan is dependent on the Company having initially qualified for the PPP loan and qualifying for the forgiveness of such PPP loan based on funds being used for certain expenditures such as payroll costs and rent, as required by the terms of the PPP loan. On December 8, 2020, the SBA forgave the PPP loan, plus accrued interest, in full. As a result, the Company recognized $712,100 in other income on the accompanying statement of operations. On February 5, 2021, the Company received a second PPP loan for an amount of $728,360, which is subject to the same good faith certifications as those described above.

Note 7—Subsequent events

Subsequent events have been evaluated through October 22, 2021, the date these financial statements were available to be issued.

On July 27, 2021, the Company terminated the line of credit agreement described in Note 3.

On August 2, 2021, the SBA forgave the second PPP loan (as described in Note 6), plus accrued interest, in full.

On August 16, 2021, the Company was purchased by Streamline Health Solutions, Inc. for total cash and stock consideration of approximately $19.1 million at closing and a performance-based earnout that was valued at approximately $10.7 million. The $19.1 million of consideration paid at closing is a combination of cash and stock. The cash consideration was $11.9 million purchase price, $0.3 million for Avelead expenses paid by Streamline Health, and $0.1 million paid for estimated working capital. The performance-based earnout is contingent on the Company’s software as a service revenues and certain customer contract renewal as defined in the acquisition agreement. In the accompanying statement of operations for the six months ended June 30, 2021, the Company reported $139,706 of costs related to the acquisition entitled “Non-routine costs.”

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